                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                              (Amendment No._____)

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Check the appropriate box:

[_]  Preliminary Information Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))
[X]  Definitive Information Statement

                              SECURITY EQUITY FUND
                (Name of Registrant as Specified In Its Charter)

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     or the Form or Schedule and the date of its filing.

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[SBG LOGO] The Security Benefit
           Group of Companies
--------------------------------------------------------------------------------

July 8, 2003

Dear Shareholder:

   The  enclosed  Information  Statement  is being  provided  to inform you that
Security Management Company,  LLC has retained Northern Trust Investments,  Inc.
("NTI") to serve as the investment sub-adviser for Security Enhanced Index Fund.
NTI was engaged as investment sub-adviser effective May 2, 2003.

   NTI manages more than $210 billion in assets and offers  investment  products and services to personal and institutional  clients  worldwide.  Please refer to the  enclosed  Information  Statement  for  additional  details  about  the  new sub-adviser.

   The Information Statement is for your information;  no action is required. As always,  we value  your  business  and  appreciate  the trust you place in us by letting  us  help  you  plan  for  your  financial  future.  Please  call  us at
1-800-888-2461 of you have any questions.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
Security Equity Fund

   One Security Benefit Place * Topeka, Kansas 66636-0001 * (785) 438-3000 *
                             www.securitybenefit.com

                          SECURITY ENHANCED INDEX FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001

                              INFORMATION STATEMENT

                                  JULY 8, 2003

   This information  statement is being provided to the shareholders of Enhanced
Index Series (the "Fund"),  a separate series of Security Equity Fund, to inform them of the  retention  of  Northern  Trust  Investments,  Inc.  ("NTI")  as the
investment  sub-adviser of the Fund. This  information  statement is provided in lieu of a proxy  statement  pursuant to the terms of an exemptive order that the
Fund and Security Management Company, LLC ("SMC"), the investment manager of the
Fund, received from the Securities and Exchange Commission. The order allows SMC to implement new investment  sub-advisory contracts and to make material changes to existing investment  sub-advisory contracts with the approval of the Board of
Directors  ("Board" or "Directors"),  but without  shareholder  approval.  It is anticipated that the first mailing of this  information  statement will be on or about July 8, 2003. We are not asking you for a proxy, and you are requested not to send us a proxy.

INTRODUCTION

   SMC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, serves as the investment manager and administrator of the Fund. Security  Distributors,
Inc., located at One Security Benefit Place, Topeka,  Kansas 66636-0001,  serves as the distributor of the Fund.

   Under  its  Investment  Advisory  Agreement  with the Fund,  SMC has  overall supervisory  responsibility  for the investment program of the Fund and, subject to Board approval,  can select one or more sub-advisers to provide the Fund with day-to-day  investment  advisory  services.  SMC has entered into a Sub-Advisory
Agreement dated May 2, 2003, with NTI under which NTI began providing investment advisory services to the Fund on that date.

   SMC continues to provide management  services to the Fund and retains overall supervisory  responsibility  for the general  management  and  investment of the
Fund.  Subject to review and  approval  by the Board,  SMC:  (a) sets the Fund's overall  investment  strategies;  (b)  monitors  and  evaluates  the  investment performance of NTI; and (c) implements  procedures reasonably designed to ensure
that  NTI  complies  with  the  Fund's   investment   objective,   policies  and
restrictions.  In addition,  SMC may select and recommend one or more additional sub-advisers  to manage all or part of the Fund's  assets and,  if  appropriate, allocate  and  reallocate  the Fund's  assets among the  sub-advisers  providing investment advisory services to the Fund.

CHANGES TO THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

   The Investment Objective and Investment Policies of the Fund have not changed as a result of the retention of NTI as investment sub-adviser.

INFORMATION ABOUT THE SUB-ADVISER AND PORTFOLIO MANAGER

   NTI, 50 South  LaSalle  Street,  Chicago,  Illinois  60675,  is an investment adviser  registered  under  the  Investment  Advisers  Act  of  1940  and  is  a wholly-owned  subsidiary of The Northern Trust  Company,  which is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust
Corporation,  through its subsidiaries,  has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors.

   PATRICK  CANNON,  Senior Vice  President of NTI and Managing  Director of the
U.S. index  management  group of Northern Trust Global  Investments,  co-manages
Enhanced  Index Fund.  Prior to joining NTI in 2003, he was head of U.S.  equity index management for Deutsche Asset Management,  Inc. He joined Deutsche in 2000 after ten years in  various  management,  trading  and  strategic  positions  at
Barclays  Global  Investors.  Mr. Cannon has a bachelor's  degree in Mathematics from the University of Newcastle, Australia.

   PETER  KUNTZ,  Senior  Vice  President  of NTI and  Managing  Director of the
international  index  management  group of Northern  Trust  Global  Investments, co-manages Enhanced Index Fund. Previously,  he was head of international equity index funds for Deutsche Asset Management,  Inc. He joined Deutsche in 1980. Mr.
Kuntz has a  bachelor's  degree  from  Rutgers  College  and a MBA from New York
University.

THE SUB-ADVISORY AGREEMENT

   Under the terms of the  Sub-Advisory  Agreement  between SMC and NTI,  NTI is authorized,  subject to the stated  investment  policies and restrictions of the
Fund  and the  directions  of SMC and the  Board,  to  purchase,  hold  and sell investments for the account of the Fund and to monitor on a continuous basis the performance  of  such  investments.  NTI is  obligated  to  manage  the  Fund in accordance with applicable laws and regulations. NTI also furnishes to the Board and  SMC  periodic  reports  on  the  investment  performance  of the  Fund  and information related to compliance matters.

   The  Sub-Advisory   Agreement  provides  that,  in  the  absence  of  willful
misfeasance,  bad  faith or  negligence  on the  part of NTI or a breach  of its duties under the Sub-Advisory Agreement, NTI generally is not liable to SMC, the
Fund or the Fund's  shareholders in connection with rendering its services under the  Sub-Advisory  Agreement.  However,  NTI has agreed to indemnify SMC and the
Fund, and their  respective  officers and  directors,  for any  liabilities  and expenses resulting from NTI's willful misfeasance, bad faith, negligence, breach of its duties under the Sub-Advisory Agreement or violation of applicable law.

   For all  services  rendered by NTI,  SMC (and not the Fund) pays to NTI a fee based on the combined average daily net assets of the Fund and SBL Fund,  Series
H (another fund managed by SMC and sub-advised by NTI,  referred to collectively as the "Funds") as follows:  0.20% of the combined  average  daily net assets of the Funds of $100 million or less; plus 0.15% of the combined  average daily net assets of the Funds of more than $100 million, but less than $300 million;  plus
0.13% of the  combined  average  daily net assets of the Funds of more than $300 million.

   The Sub-Advisory  Agreement may be terminated without penalty: (i) by vote of a majority  of the Board,  or by vote of a majority  of the  outstanding  voting securities of the Fund, or by SMC, in each case, upon 60 days' written notice to
NTI; (ii) by SMC upon breach by NTI of any  representation or warranty contained in the Sub-Advisory  Agreement,  which shall not have been cured within 20 days'
written notice thereof;  (iii) by SMC immediately  upon written notice to NTI if
NTI  becomes  unable  to  discharge  its  duties  and   obligations   under  the
Sub-Advisory  Agreement;  or (iv) by NTI upon 90 days' written notice to SMC and
the  Fund.  The  Sub-Advisory   Agreement  terminates   automatically  upon  the
termination of the Investment Advisory Agreement between the Fund and SMC.

   Information  about the principal  executive officer and directors of NTI, and certain of its other investment company clients, is presented in the Appendix.

EVALUATION BY THE DIRECTORS

   The Sub-Advisory Agreement was approved by the Board at a meeting held on May
2, 2003. The Board determined that approval of the Sub-Advisory  Agreement would enable the Fund to obtain high quality  investment  advisory  services at a cost that is appropriate,  reasonable,  and in the best interests of the Fund and its
shareholders.   In  evaluating   whether  it  was  appropriate  to  approve  the
Sub-Advisory   Agreement,   the   Board   considered   various   materials   and
representations provided by SMC and NTI, including,  among other things: (1) the nature,  extent and quality of  services to be provided by NTI to the Fund;  (2)
the investment  performance  of other accounts  managed by NTI; (3) the costs of services to be provided by NTI; (4) other sources of revenue accruing to NTI and its  affiliates  as a result of its  relationship  with the Fund,  including any intangible  benefits  that accrue to the adviser and its  affiliates;  and (5) a comparison of the Fund's respective actual and projected expense ratio and those of similarly situated mutual funds.

   Based upon its review, the Board determined that approval of the Sub-Advisory
Agreement  was  in  the  best  interests  of  the  Fund  and  its  shareholders.
Accordingly, after consideration of the materials and representations summarized above, and such other  information as they considered  relevant,  the Directors, including  the Directors  who are not parties to the  Sub-Advisory  Agreement or
"interested  persons" (as defined in the Investment Company Act of 1940) of such parties, unanimously approved the Sub-Advisory Agreement.

SHAREHOLDER INFORMATION

   As of March 31, 2003, the following  entities or persons owned, of record and beneficially  unless  otherwise  indicated,  5% or more of a class of the Fund's outstanding securities:

           ==========================================================
                                                CLASS      PERCENTAGE
           NAME OF STOCKHOLDER                  OWNED        OWNED
           ----------------------------------------------------------
           James Sherman and Carol Sherman     Class B       8.17%
           ==========================================================

   As of March 31, 2003,  the  Directors  and officers of the Fund  beneficially owned less than 1% of the Fund's shares.

SHAREHOLDER REPORTS

   Shareholders can find out more information  about the Fund in its most recent annual and  semi-annual  report,  which  have been  furnished  to  shareholders.
Shareholders  may request another copy of these reports by writing to SMC at One
Security Benefit Place, Topeka, Kansas 66636-0001, or by calling 1-800-888-2461.

                                    APPENDIX

                              INFORMATION ABOUT NTI

   The directors and principal  executive  officers of NTI, and their  principal occupations,  are shown below. Except as noted, the address of each director and officer is 50 South LaSalle Street, Chicago, Illinois 60675.

================================================================================
NAME, ADDRESS AND
POSITION WITH NTI                PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Stephen B. Timbers               Vice Chairman, Northern Trust Corporation
Chairman, President and          and The Northern Trust Company;
Chief Executive Officer          President, Northern Trust Global Investments
--------------------------------------------------------------------------------
Carl J. Domino                   Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Orie Leslie Dudley, Jr.          Executive Vice President and Chief Investment
Investment Director,             Officer, Northern Trust Corporation and
Executive Vice President and     The Northern Trust Company
Chief Investment Officer
--------------------------------------------------------------------------------
Perry R. Pero                    Vice Chairman/CFO, Risk Management Business
Director                         Unit Head, Northern Trust Corporation and
                                 The Northern Trust Company
--------------------------------------------------------------------------------
Stephen N. Potter                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Alan W. Robertson                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Kevin J. Rochford                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
--------------------------------------------------------------------------------
Peter L. Rossiter                Executive Vice President, Northern Trust
Director                         Corporation and The Northern Trust Company
--------------------------------------------------------------------------------
Terence J. Toth                  Senior Vice President,
Director and                     The Northern Trust Company
Executive Vice President
--------------------------------------------------------------------------------
Frederick H. Waddell             Executive Vice President, Northern Trust
Director                         Corporation and The Northern Trust Company
--------------------------------------------------------------------------------
Lloyd A. Wennlund                Senior Vice President,
Director and                     The Northern Trust Company
Senior Vice President
================================================================================

OTHER INVESTMENT COMPANY CLIENTS OF NTI

   The investment  advisory  services of NTI to the Fund are not exclusive under the  terms  of the  Sub-Advisory  Agreement.  NTI is free to  render  investment advisory services to others,  including other investment companies.  However, as of March 31, 2003, NTI did not serve as investment adviser or sub-adviser to any other  investment  companies with investment  objectives and policies similar to those of the Fund.